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EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S. C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CepTor Corporation, (the ‘‘Company’’) on Form 10-QSB for quarterly period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), I, William H. Pursley, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13 (a) of 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 5, 2006

/s/ William H. Pursley William H. Pursley Chairman of the Board and Chief Executive Officer